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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): July 22, 2005 (July 20, 2005)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                            0-15905                                73-1268729
(State of Incorporation)            (Commission file Number)            (IRS Employer Identification No.)

                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            See Item 5.02 below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On July 20, 2005, the Board of Directors of Blue Dolphin Energy Company ("Blue Dolphin") elected Michael J. Jacobson, currently Blue Dolphin's President, to the position of Secretary, and elected Gregory W. Starks to the position of Treasurer. In his position as Treasurer, Mr. Starks will be Blue Dolphin's principal financial and accounting officer. Mr. Starks' arrangement with Blue Dolphin provides for an annual base salary of $100,000.

         Mr. Starks joined Blue Dolphin in 2000 and has served as its Accounting Manager since April 2003. He is a Certified Public Accountant and holds a Bachelor of Business Administration Degree from the University of Texas at Austin and a Master of Business Administration Degree from the University of Houston.

         A copy of the press release dated July 22, 2005, announcing the appointment of Mr. Starks to the position of Treasurer is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

                 99.1     Press Release issued July 22, 2005.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2005.

                                         BLUE DOLPHIN ENERGY COMPANY


                                         /s/ Ivar Siem
                                         ---------------------------------------
                                         By: Ivar Siem
                                         Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------

99.1              Press Release issued July 22, 2005.